Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
Fourth Quarter Revenue Totaled $119.2 Million, Representing Year-over-Year Growth of 6%
Fourth Quarter GAAP Net Loss of $18.8 Million and GAAP EPS of ($0.18); Fourth Quarter Non-GAAP Adjusted Net Income1 of $10.8 Million and Non-GAAP Adjusted EPS1 of $0.10
Fourth Quarter Non-GAAP Adjusted EBITDA2 Totaled $20.5 Million, Representing Year-over-Year Growth of 66%
Fiscal Year 2025 Revenue Totaled $490.5 Million; Fiscal Year 2025 GAAP Net Loss of $92.1 Million; Fiscal Year 2025 Non-GAAP Adjusted EBITDA2 Totaled $72.3 Million
Austin, TX – June 16, 2025 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal fourth quarter and fiscal year ended March 31, 2025.
Recent Financial Highlights:
•Fiscal fourth quarter of 2025 revenue totaled $119.2 million, representing an increase of 6% year-over-year as compared to the fiscal fourth quarter of 2024. Revenue for the full fiscal year 2025 totaled $490.5 million.
•GAAP net loss for the fiscal fourth quarter of 2025 was $18.8 million, or ($0.18) per share, as compared to GAAP net loss for the fiscal fourth quarter of 2024 of $236.5 million, or ($2.32) per share. Non-GAAP adjusted net income1 for the fiscal fourth quarter of 2025 was $10.8 million, or $0.10 per share, as compared to Non-GAAP adjusted net income1 of $12.6 million, or $0.12 per share, in the fiscal fourth quarter of 2024.
•GAAP net loss for fiscal 2025 was $92.1 million, or ($0.89) per share, as compared to GAAP net loss for fiscal 2024 of $420.4 million, or ($4.16) per share. Non-GAAP adjusted net income1 for fiscal 2025 was $36.8 million, or $0.35 per share, as compared to Non-GAAP adjusted net income1 of $60.3 million, or $0.58 per share, in fiscal 2024.
•Non-GAAP adjusted EBITDA2 for the fiscal fourth quarter of 2025 was $20.5 million, representing an increase of 66% year-over-year as compared to Non-GAAP adjusted EBITDA2 of $12.3 million in the fiscal fourth quarter of 2024. Non-GAAP adjusted EBITDA2 for fiscal 2025 was $72.3 million, as compared to Non-GAAP adjusted EBITDA2 of $92.4 million in fiscal 2024.
•Non-GAAP free cash flow3 totaled $5.5 million in the fiscal fourth quarter of 2025.

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

“I am extremely proud of the improved execution by our team over the past year,” said Bill Stone, CEO. “These improvements are now paying dividends, as we had solid year-over-year growth on both the top and bottom lines, including EBITDA growth of 66% in our fiscal fourth quarter. The combination of strong advertiser and partner demand, along with profit margin expansion stemming from our transformation program, is enabling us to issue guidance today for continued top- and bottom-line growth in fiscal 2026. More strategically, meaningful progress on our abilities to effectively utilize AI and Machine Learning in order to optimize the value of our first-party data, and the emergence of new opportunities for Alternative Apps distribution, have us feeling optimistic that we can continue to build on our current momentum.”
Fiscal 2025 Fourth Quarter Financial Results
Total revenue for the fourth quarter of fiscal 2025 was $119.2 million, representing year-over-year growth of 6% as compared to revenue of $112.2 million for the fourth quarter of fiscal 2024. Total On Device Solutions revenue before intercompany eliminations was $86.8 million. Total App Growth Platform revenue before intercompany eliminations was $33.3 million.
GAAP net loss for the fourth quarter of fiscal 2025 was $18.8 million, or ($0.18) per share, as compared to GAAP net loss for the fourth quarter of fiscal 2024 of $236.5 million, or ($2.32) per share. GAAP net loss for the fourth quarter of fiscal 2024 included a noncash goodwill impairment charge of $189.5 million.
Non-GAAP adjusted net income1 for the fourth quarter of fiscal 2025 was $10.8 million, or $0.10 per share, as compared to Non-GAAP adjusted net income1 of $12.6 million, or $0.12 per share, in the fourth quarter of fiscal 2024.
Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2025 was $20.5 million, representing year-over-year growth of 66% as compared to Non-GAAP adjusted EBITDA2 for the fourth quarter of fiscal 2024 of $12.3 million.
Full Year Fiscal 2025 Financial Results
Total revenue for fiscal 2025 was $490.5 million. Total On Device Solutions revenue before intercompany eliminations was $341.6 million. Total App Growth Platform revenue before intercompany eliminations was $153.2 million.
GAAP net loss for fiscal 2025 was $92.1 million, or ($0.89) per share, as compared to GAAP net loss for fiscal 2024 of $420.4 million, or ($4.16) per share. GAAP net loss for fiscal 2024 included a noncash goodwill impairment charge of $336.6 million.
Non-GAAP adjusted net income1 for fiscal 2025 was $36.8 million, or $0.35 per share, as compared to Non-GAAP adjusted net income1 of $60.3 million, or $0.58 per share, in fiscal 2024.

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

Non-GAAP adjusted EBITDA2 for fiscal year 2025 was $72.3 million, as compared to Non-GAAP adjusted EBITDA2 for fiscal year 2024 of $92.4 million. The reconciliations between GAAP and Non-GAAP financial results for all referenced periods are provided in the tables immediately following the Unaudited Consolidated Statements of Cash Flows below.
Business Outlook
Based on information available as of June 16, 2025, the Company currently expects the following for fiscal year 2026:
•Revenue of between $515 million and $525 million
•Non-GAAP adjusted EBITDA2 of between $85 million and $90 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.
Conference Call
Management will host a conference call and webcast today at 4:30p.m. ET to discuss its fiscal 2025 fourth quarter financial results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed online via the webcast link: https://app.webinar.net/kz7vAVXo18r. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 8447671. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.

For those unable to join the live call, a playback will be available through June 23rd, 2025. The replay can be accessed by dialing 877-344-7529 in the United States or 412-317-0088 from international locations, passcode 7941310.

An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income and EPS are defined as GAAP net income and EPS adjusted to exclude the effect of stock-based compensation expense, amortization of intangibles, business transformation costs, transaction-related expenses, severance costs, changes in fair value of contingent considerations, contract settlement fees, impairment of goodwill, and tax adjustments. Readers are cautioned that non-GAAP adjusted net income and EPS should not be construed as an alternative to comparable GAAP net income figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income excluding the following cash and non-cash expenses: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax (benefit) provision, transaction-related expenses, contract settlement fees, changes in fair value of contingent considerations, impairment of goodwill, and severance costs. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income from operations adjusted to exclude the effect of product development costs, sales and marketing costs, general and administrative costs, contract settlement fees, impairment of goodwill and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We have a history of net losses
•We have a limited operating history for our current portfolio of assets.
•Growth may place significant demands on our management and our infrastructure.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The risk of impairment of our goodwill.
•The effects of the current and any future general downturns in the U.S. and the global economy, including financial market disruptions.
•Our products, services and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

•Our business may involve the use, transmission and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•System security risks and cyber-attacks could disrupt our internal operations or information technology services provided to customers.
•Our business and growth may suffer if we are unable to hire and retain key talent.
•If we are unable to maintain our corporate culture, our business could be harmed.
•Our transformation activities and reduction in force may not adequately reduce our operating costs or improve our operating margins or cash flows, may lead to additional workforce attrition and may cause operational disruptions.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse effects of negative developments affecting the financial services industry, including events or concerns involving liquidity, defaults, or non-performance by financial institutions.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm out business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, and inflation.

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape.
Industry Regulatory Risks
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-corruption, import/export, government sanction, and similar laws, especially related to our international operations.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products and services available in certain jurisdictions.
•Limitations may negatively affect our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Governmental regulation of our marketing methods.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have secured and unsecured indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improvising financial controls and being a public company may strain resources.

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
•Other risks described in the risk factors in Item 1A of our latest Annual Report on Form 10-K under the heading “Risk Factors” and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(Unaudited)
(in thousands, except share and per share amounts)

	Three months ended March 31,		Year ended March 31,
	2025	2024	2025	2024
Net revenue	$119,152	$112,223	$490,506	$544,482
Costs of revenue and operating expenses
Revenue share	53,195	53,551	235,287	262,226
Other direct costs of revenue	9,359	7,555	34,541	34,799
Product development	9,114	11,284	39,464	54,157
Sales and marketing	14,014	15,935	61,642	61,481
General and administrative	45,162	42,278	173,647	169,617
Impairment of goodwill	—	189,459	—	336,640
Total costs of revenue and operating expenses	130,844	320,062	544,581	918,920
(Loss) income from operations	(11,692)	(207,839)	(54,075)	(374,438)
Interest and other income (expense), net
Change in fair value of contingent consideration	—	—	(300)	372
Interest expense, net	(8,855)	(7,938)	(34,783)	(30,838)
Foreign exchange transaction gain (loss)	418	(54)	1,297	101
Other expense, net	(24)	(261)	(3)	(328)
Total interest and other expense, net	(8,461)	(8,253)	(33,789)	(30,693)
(Loss) income before income taxes	(20,153)	(216,092)	(87,864)	(405,131)
Income tax provision	(1,327)	20,414	4,235	15,317
Net (loss) income	(18,826)	(236,506)	(92,099)	(420,448)
Less: net (loss) income attributable to non-controlling interest	—	—	—	(220)
Net (loss) income attributable to Digital Turbine, Inc.	(18,826)	(236,506)	(92,099)	(420,228)
Other comprehensive income (loss)
Foreign currency translation gain (loss)	826	(2,462)	(2,349)	(6,271)
Comprehensive income (loss)	(18,000)	(238,968)	(94,448)	(426,719)
Less: comprehensive income attributable to non-controlling interest	—	—	—	519
Comprehensive (loss) income attributable to Digital Turbine, Inc.	$(18,000)	$(238,968)	$(94,448)	$(427,238)
Net (loss) income per common share
Basic	$(0.18)	$(2.32)	$(0.89)	$(4.16)
Diluted	$(0.18)	$(2.32)	$(0.89)	$(4.16)
Weighted-average common shares outstanding
Basic	105,427	101,974	103,747	100,975
Diluted	105,427	101,974	103,747	100,975

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)

	March 31, 2025	March 31, 2024
	(Unaudited)
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$40,084	$33,605
Accounts receivable, net	181,770	191,015
Prepaid expenses	6,923	7,704
Value-added tax receivable	8,291	4,728
Other current assets	5,711	5,289
Total current assets	242,779	242,341
Property and equipment, net	46,966	45,782
Right-of-use assets	9,924	9,127
Intangible assets, net	257,697	313,505
Goodwill	221,741	220,072
Other non-current assets	33,747	34,713
TOTAL ASSETS	$812,854	$865,540

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$139,944	$159,200
Accrued revenue share	35,264	33,934
Accrued compensation	7,503	7,209
Acquisition purchase price liabilities	1,697	—
Other current liabilities	38,118	35,681
Total current liabilities	222,526	236,024
Long-term debt, net of debt issuance costs	408,687	383,490
Deferred tax liabilities, net	16,308	20,424
Other non-current liabilities	11,375	11,670
Total liabilities	658,896	651,608
Commitments and contingencies
Stockholders’ equity
Preferred stock
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock
$0.0001 par value: 200,000,000 shares authorized; 106,735,767 issued and 105,977,642 outstanding at March 31, 2025; 102,877,057 issued and 102,118,932 outstanding at March 31, 2024	10	10
Additional paid-in capital	892,665	858,191
Treasury stock (758,125 shares at March 31, 2025 and March 31, 2024)	(71)	(71)
Accumulated other comprehensive loss	(51,304)	(48,955)
Accumulated deficit	(687,442)	(595,343)
Total stockholders’ equity	153,958	213,932
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$812,854	$865,540

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)
(in thousands)

	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net (loss) income	$(18,826)	$(236,506)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	23,126	20,924
Non-cash interest expense	545	(531)
Allowance for credit losses	623	627
Stock-based compensation expense	8,126	6,743
Change in estimate of remaining contingent consideration	—	—
Noncash lease expense	788	781
Foreign exchange transaction (gain) loss	(418)	54
Impairment of goodwill	—	189,459
(Increase) decrease in assets:
Accounts receivable, gross	16,847	25,176
Prepaid expenses	(18)	2,920
Value-added tax receivable	(640)	8,772
Other current assets	(423)	(8,992)
Right-of-use asset	108	(420)
Other non-current assets	237	(190)
Increase (decrease) in liabilities:
Accounts payable	(7,961)	108
Accrued revenue share	927	(32,119)
Accrued compensation	(1,081)	(111)
Other current liabilities	(10,007)	(2,628)
Deferred income taxes	1,298	15,909
Other non-current liabilities	(1,743)	(1,732)
Net cash provided by (used in) operating activities	11,508	(11,756)
Cash flows from investing activities
Equity investments	—	(9,956)
Business acquisitions, net of cash acquired	—	—
Capital expenditures	(6,944)	(6,895)
Net cash used in investing activities	(6,944)	(16,851)
Cash flows from financing activities
Proceeds from borrowings	—	25,000
Payment of debt issuance costs	—	—
Repayment of debt obligations	—	(15,000)
Payment of withholding taxes for net share settlement of equity awards	(234)	(110)
Options exercised	270	85
Net cash provided by financing activities	36	9,975
Effect of exchange rate changes on cash and cash equivalents and restricted cash	170	2,772
Net change in cash and cash equivalents and restricted cash	4,770	(15,860)
Cash and cash equivalents and restricted cash, beginning of period	35,314	49,465
Cash and cash equivalents and restricted cash, end of period	$40,084	$33,605

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

REVENUE BY SEGMENT
(in thousands)
(Unaudited)

	Three months ended March 31,			Year ended March 31,
	2025	2024	% Change	2025	2024	% Change
On Device Solutions	$86,832	$78,504	11%	$341,632	$370,112	(8)%
App Growth Platform	33,250	34,437	(3)%	153,229	178,760	(14)%
Elimination	(930)	(718)	30%	(4,355)	(4,390)	(1)%
Consolidated	$119,152	$112,223	6%	$490,506	$544,482	(10)%

GAAP (LOSS) INCOME FROM OPERATIONS TO NON-GAAP GROSS PROFIT
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2025	2024	2025	2024
Net revenue	$119,152	$112,223	$490,506	$544,482
(Loss) income from operations	(11,692)	(207,839)	(54,075)	(374,438)
Add-back items:
Product development	9,114	11,284	39,464	54,157
Sales and marketing	14,014	15,935	61,642	61,481
General and administrative	45,162	42,278	173,647	169,617
Depreciation of software included in other direct costs of revenue	6	208	208	4,045
Contract settlement fees	—	—	3,800	—
Impairment of goodwill	—	189,459	—	336,640
Non-GAAP gross profit	$56,604	$51,325	$224,686	$251,502
Non-GAAP gross profit percentage	48%	46%	46%	46%

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED NET INCOME
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2025	2024	2025	2024
Net (loss) income	$(18,826)	(236,506)	$(92,099)	$(420,448)
Add-back items:
Stock-based compensation expense	8,126	6,743	33,543	33,763
Amortization of intangibles	13,429	16,039	55,612	64,321
Change in fair value of contingent consideration	—	—	300	(372)
Tax adjustment (1)	7,165	33,817	29,551	33,817
Business transformation costs	84	2,127	2,060	9,418
Transaction-related expenses	152	177	359	338
Severance costs	666	710	3,711	2,795
Contract settlement fees	—	—	3,800	—
Impairment of goodwill	—	189,459	—	336,640
Non-GAAP adjusted net income	$10,796	$12,566	$36,837	$60,272
Non-GAAP adjusted net income per common share	$0.10	$0.12	$0.35	$0.58
Weighted-average common shares outstanding, diluted	108,150	103,451	105,810	103,928

Digital Turbine Reports Fiscal 2025 Fourth Quarter and Fiscal Year 2025 Financial Results
June 16, 2025

(1) Valuation allowance

GAAP NET (LOSS) INCOME TO NON-GAAP ADJUSTED EBITDA
(in thousands)
(Unaudited)

	Three months ended March 31,		Year ended March 31,
	2025	2024	2025	2024
Net (loss) income	$(18,826)	$(236,506)	$(92,099)	$(420,448)
Add-back items:
Stock-based compensation expense	8,126	6,743	33,543	33,763
Depreciation and amortization	23,126	20,924	82,910	83,858
Interest expense, net	8,855	7,938	34,783	30,838
Other expense, net	24	261	3	328
Change in fair value of contingent consideration	—	—	300	(372)
Business transformation costs	84	2,127	2,060	9,418
Foreign exchange transaction (gain) loss	(418)	54	(1,297)	(101)
Income tax provision	(1,327)	20,414	4,235	15,317
Transaction-related expenses	152	177	359	338
Severance costs	666	710	3,711	2,795
Contract settlement fees	—	—	3,800	—
Impairment of goodwill	—	189,459	—	336,640
Non-GAAP adjusted EBITDA	$20,462	$12,301	$72,308	$92,374

GAAP CASH FLOW FROM OPERATING ACTIVITIES TO NON-GAAP FREE CASH FLOW
(in thousands)
(Unaudited)

	Three months ended March 31,
	2025	2024
Net cash provided by (used in) operating activities	$11,508	$(11,756)
Capital expenditures	(6,944)	(6,895)
Transaction-related expenses	152	177
Severance costs	666	710
Business transformation costs	84	2,127
Non-GAAP free cash flow provided (used) by operations	$5,466	$(15,637)